Exhibit 99.1

FOR IMMEDIATE RELEASE:

iSun, Inc. Announces Restructuring of Executive Team

WILLISTON, VT, April 22, 2024—(BUSINESS WIRE)—iSun, Inc. (NASDAQ: ISUN) (the “Company,” or “iSun”), a leading solar energy and clean mobility infrastructure company with 50-years of experience accelerating the adoption of innovative electrical technologies, is proud to announce a strategic restructuring of its executive team aimed at driving innovation, enhancing operational efficiency, and ensuring sustained performance in a rapidly evolving market landscape.

Effective immediately, Jeff Peck is appointed as Chief Executive Officer of iSun, Inc. Additionally, Rob Vanderbeek is appointed as the Interim Chief Financial Officer of iSun, Inc.

Mr. Zulkoski, who has been a valuable member of the management team, will relinquish his role as CEO. Since Mr. Zulkoski’s appointment, Jeff has played an integral role in supporting the restructuring efforts and has developed a strong working relationship. His deep understanding of our business and commitment to iSun’s vision make him the ideal candidate to lead iSun into its next phase.

“I’m excited to step back into the role of CEO and continue the remarkable journey that Bob has paved for us. Together with our dedicated team, I am committed to driving our company forward, embracing new opportunities, and delivering value to our customers and stakeholders. Our focus remains on innovation, growth, and ensuring that iSun remains a leader in our industry.” said Jeff Peck.

iSun is pleased to welcome Mr. Vanderbeek to the executive team during this critical period of restructuring and growth. His extensive experience in operational and financial challenges will be invaluable as iSun continues to navigate market dynamics and pursue strategic opportunities.

Rob Vanderbeek brings more than 30 years of restructuring, performance improvement, and corporate finance expertise to iSun. As a partner at Novo Advisors, LLC, he has a deep understanding of various industries, including healthcare, renewable energy, financial services, transportation, manufacturing, real estate, and more. Mr. Vanderbeek has led numerous companies through restructuring and sales processes.

With these changes, iSun reaffirms its commitment to excellence and innovation. We are confident that our restructured executive team will effectively steer the company towards continued success for our customers, shareholders, and employees.

About iSun, Inc.

Since 1972, iSun has accelerated the adoption of innovations in energy transition and electrification technology. iSun has been the trusted service provider to Fortune 500 companies for decades and has installed clean rooms, fiber optic cables, flight simulators, and over 600 megawatts of solar systems. The Company currently provides a comprehensive suite of solar services across residential, commercial, industrial & municipal, and utility scale projects and provides solar electric vehicle charging solutions for both grid-tied and battery backed solar EV charging systems. iSun believes that the transition to clean, renewable solar energy is the most important investment to make today and is focused on profitable growth opportunities. Please visit www.isunenergy.com for additional information.

Forward Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Words or phrases such as “may,” “should,” “expects,” “could,” “intends,” “plans,” “anticipates,” “estimates,” “believes,” “forecasts,” “predicts” or other similar expressions are intended to identify forward-looking statements, which include, without limitation, earnings forecasts, effective tax rate, statements relating to our business strategy and statements of expectations, beliefs, future plans and strategies and anticipated developments concerning our industry, business, operations and financial performance and condition.

The forward-looking statements included in this press release are based on our current expectations, projections, estimates and assumptions. These statements are only predictions, not guarantees. Such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict. These risks and uncertainties may cause actual results to differ materially from what is forecast in such forward-looking statements, and include, without limitation, the risk factors described from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K.

All forward-looking statements included in this press release are based on information currently available to us, and we assume no obligation to update any forward-looking statement except as may be required by law.

IR Contact:

IR@isunenergy.com